Exhibit 99.1

Tilly’s, Inc. Announces Pricing of Secondary Offering

of 5,500,000 Shares of Class A Common Stock

Irvine, CA – September 6, 2018 – Tilly’s, Inc. (NYSE: TLYS) today announced the pricing of a registered public offering by certain selling stockholders, including entities affiliated with Hezy Shaked and Tilly Levine, of 5,500,000 shares of our Class A common stock at a price to the public of $18.50 per share. The underwriters will have a 30-day option to purchase up to an additional 825,000 shares of common stock from the selling stockholders. We will not sell any shares in this offering or receive any portion of the proceeds from this offering.

BofA Merrill Lynch is acting as sole book-running manager for the offering. B. Riley FBR and Roth Capital Partners are acting as co-managers for the offering.

The offering of these securities is being made pursuant to a shelf registration statement, which was declared effective by the Securities and Exchange Commission (“SEC”) on August 3, 2018. A preliminary prospectus supplement relating to the offering has been filed with the SEC and will be available at the SEC’s website located at www.sec.gov. Copies of the preliminary prospectus supplement related to the offering and accompanying prospectus may be obtained by contacting BofA Merrill Lynch, NC1-004-03-43, 200 North College Street, 3rd Floor, Charlotte, North Carolina 28255-0001, Attention: Prospectus Department, or by email at dg.prospectus_requests@baml.com.

This press release is neither an offer to sell nor a solicitation of an offer to buy any Class A common stock, and shall not constitute an offer or a solicitation of an offer to buy, or a sale of, the Class A common stock in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state or any jurisdiction.

About Tillys

Tillys is a leading specialty retailer of casual apparel, footwear and accessories for young men, young women, boys and girls with an extensive assortment of iconic global, emerging, and proprietary brands rooted in an active and social lifestyle. Tillys is headquartered in Irvine, California and currently operates 227 total stores, including three RSQ pop-up stores, across 31 states and its website.

Forward-Looking Statements

Certain statements in this press release and oral statements made from time to time by our representatives are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In particular, statements regarding our future financial and operating results, including but not limited to future comparable store sales, future operating income, future net income, future earnings per share, future gross, operating or product margins, anticipated tax rate, future impacts of legal settlements, future inventory levels, and market share and our business and strategy, including but not limited to expected store openings and closings, expansion of brands and exclusive relationships, development and growth of our e-commerce platform and business, promotional strategy, and any other statements about our future expectations, plans, intentions, beliefs or prospects expressed by management are forward-looking statements. These forward-looking statements are based on management’s current expectations and beliefs, but they involve a number of risks and uncertainties that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including, but not limited to, our ability to respond to changing customer preferences and trends, attract customer traffic at our stores and online, execute our growth and long-term strategies, expand into new markets, grow our e-commerce business, effectively manage our inventory and costs, effectively compete with other retailers, enhance awareness of our brand and brand image, general consumer spending patterns and levels, the effect of weather, and other factors that are detailed in our Annual Report on Form 10-K, filed with the Securities and Exchange Commission (“SEC”), including those detailed in the section titled “Risk Factors” and in our other filings with the SEC, which are available from the SEC’s website at www.sec.gov and from our website at www.tillys.com under the heading “Investor Relations”. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. We do not undertake any obligation to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise. This release should be read in conjunction with our financial statements and notes thereto contained in our Form 10-K and in our other filings with the SEC.